Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes
Income Taxes

16. Income taxes:

The components of income tax expense reflected in the consolidated statements of operations are as follows:

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Current:
Domestic	¥7,635	¥12,988	¥175	$2
Foreign	5,142	4,599	5,956	72

Sub Total	12,777	17,587	6,131	74

Deferred:
Domestic	(84,072)	28,207	56,194	679
Foreign	441	(8,633)	(995)	(12)

Sub Total	(83,631)	19,574	55,199	667

Total	¥(70,854)	¥37,161	¥61,330	$741

The income tax benefit recognized from net operating losses for the years ended March 31, 2009, 2010 and 2011 totaled ¥69,205 million, ¥10,374 million and ¥4,645 million ($56 million), respectively.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidation tax system permitted under Japanese tax law. The consolidation tax system only imposes a national tax. Since April 1, 2004, Nomura's domestic effective statutory tax rate has been approximately 41%.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

A reconciliation of the effective income tax rate reflected in the consolidated statements of operations to the normal effective statutory tax rate is as follows:

	Year ended March 31
	2009	2010	2011
Normal effective statutory tax rate	41.0%	41.0%	41.0%
Impact of:
Change in deferred tax valuation allowance	(27.6)	6.7	1.6
Taxable items to be added on financial profit	(0.1)	10.8	5.3
Non-deductible expenses	(3.8)	10.5	16.6
Non-taxable revenue	2.9	(7.8)	(8.4)
Dividends from foreign subsidiaries	—	1.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	(0.7)	0.1	(0.0)
Different tax rate applicable to income (loss) of foreign subsidiaries	(9.9)	(26.9)	10.8
Tax benefit recognized on the devaluation of investment in foreign subsidiaries	7.5	—	(1.3)
Other	(0.2)	(0.1)	0.2

Effective tax rate	9.1%	35.3%	65.8%

The net deferred tax assets of ¥308,679 million and ¥241,911 million ($2,923 million) reported within Other assets—Other in the consolidated balance sheets as of March 31, 2010 and 2011, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in components of those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥15,667 million and ¥12,180 million ($147 million) reported within Other liabilities in the consolidated balance sheets as of March 31, 2010 and 2011, respectively, represent the total of the temporary differences in components of those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥11,175	¥10,243	$124
Investments in subsidiaries and affiliates	174,529	171,520	2,072
Valuation of financial instruments	268,588	214,706	2,595
Accrued pension and severance costs	47,786	41,402	500
Other accrued expenses and provisions	81,375	77,649	938
Operating losses	351,101	317,519	3,837
Other	5,160	5,215	63

Gross deferred tax assets	939,714	838,254	10,129
Less—Valuation allowance	(501,554)	(461,966)	(5,582)

Total deferred tax assets	438,160	376,288	4,547

Deferred tax liabilities
Investments in subsidiaries and affiliates	66,218	69,363	838
Valuation of financial instruments	46,865	47,694	577
Undistributed earnings of foreign subsidiaries	5,258	4,409	53
Valuation of fixed assets	19,196	19,355	234
Other	7,611	5,736	69

Total deferred tax liabilities	145,148	146,557	1,771

Net deferred tax assets	¥293,012	¥229,731	$2,776

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below:

	Millions of yen						Translation into millions of U.S. dollars
	Year ended March 31
	2009		2010		2011		2011
Balance at beginning of year	¥326,634		¥493,906		¥501,554		$6,060
Net change during the year	167,272	(1)	7,648	(2)	(39,588	)(3)	(478	)(3)

Balance at end of year	¥493,906		¥501,554		¥461,966		$5,582

(1)	Includes ¥121,273 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain U.S. subsidiaries and in certain European subsidiaries, ¥25,817 million related to subsidiaries in Japan and ¥20,182 million related to the Company, which is due to the allowance for the non-recoverability of future realizable losses on local taxes.
(2)	Includes ¥8,313 million and ¥2,667 million related to subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries and in certain subsidiaries in Japan, negative ¥3,332 million related the Company which is due to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥7,648 million of allowances increased for the year ended March 31, 2010.
(3)	Includes negative ¥33,523 million ($405 million) related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million ($32 million) and negative ¥3,408 million ($41 million) related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million ($478 million) of allowances decreased for the year ended March 31, 2011.

As of March 31, 2011, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries not expected to be remitted in the foreseeable future totaling ¥2,440 million ($29 million). It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2011, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,124,673 million ($13,590 million) resulting from certain U.S. and European subsidiaries. These losses, except for ¥496,892 million ($6,004 million), which can be carried forward indefinitely, expire as follows: 2011 through 2018—¥337,628 million ($4,080 million), 2019 and thereafter—¥290,153 million ($3,506 million). Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognized tax benefits were ¥nil as of March 31, 2009 and 2010. Also there were no movements of the gross amounts in unrealized tax benefits and the amount of interest and penalties recognized due to the unrealized tax benefits during the year ended March 31, 2009 and 2010.

The total amount of unrecognized tax benefits as of March 31, 2011 was not significant. Also there were no significant movements of the gross amounts in unrealized tax benefits and the amount of interest and penalties recognized due to the unrealized tax benefits during the year ended March 31, 2011. Nomura recognises the accrual of interest related to unrecognized tax benefits and penalties related to unrecognized tax benefits in Income tax expense in the consolidated statements of operations.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom ("U.K.") and U.S. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits are recorded in the amount that is sufficient to cover potential exposure for an additional tax assessment depending on likelihood. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2011. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which Nomura remains subject to examination. Under Hong Kong SAR tax law, the time bar does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2006	(1)
U.K.	2009
U.S.	2007

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2005.